UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2013

PRONTO CORP.

--------------------------------------------------------------

(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-180954 ------------------------------- (Commission File Number)	68-0682410 ------------------------------------- (IRS Employer Identification No.)

Pronto Corp.

909 Bay Street

Suite 812

Toronto, Canada  M5S 362

 (Address of principal executive offices)

Tel:  (514) 513 7579

(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 2, 2013, Pronto Corp. (the “Registrant”) was informed by Sadler Gibb & Associates, LLC (“Sadler Gibb”) that it was terminating its services as the Registrant’s independent registered public accounting firm. On April 9, 2013, the Registrant retained Berman & Company, P.A. (“Berman”) as its principal independent accountants. The decision to retain Berman as the principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of Sadler Gibb

Sadler Gibb was the independent registered public accounting firm for the Registrant from March 5, 2012 until April 2, 2013. Sadler Gibb’s report on the Registrant’s financial statements for the year ended February 29, 2012  did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Sadler Gibb served as the Registrant’s principal independent accountants.

However, the report of Sadler Gibb dated April 18, 2012 on our financial statement for the fiscal year ended February 29, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Sadler Gibb with a copy of this disclosure and has requested that Sadler Gibb furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Sadler Gibb addressed to the Securities and Exchange Commission dated April 10, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Berman

Prior to April 9, 2013, the date that Berman was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Berman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Berman that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Berman regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit No.                     Description

Exhibit No.	Description
16.1	Letter, dated April 10, 2013, from Sadler Gibb & Associates, LLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRONTO CORP.

By:  /s/Svetlana Gofman

Name:   Svetlana Gofman

Title:  President, Chief Executive and Financial Officer

Date: April 10, 2013